FFTW Funds, Inc.
                          Prospectus dated May 1, 2001
                         Supplement dated July 9, 2001


The following information replaces information for the Emerging Markets Portfolio found under the heading "Portfolio Managers" on page 25 of the
Prospectus:

Alexander Krieckhaus, Portfolio Manager. Mr. Krieckhaus is responsible for management of the Emerging Markets Portfolio. He joined FFTW in September 2000, as an emerging markets specialist. Mr. Krieckhaus comes to FFTW from BNP Paribas Asset Management. Previous to that position, Mr. Krieckhaus worked for two years as a Vice President and senior sovereign bond strategist at Santander Investments, where he maintained a model portfolio of sovereign bonds from Latin America, Eastern Europe and Asia, and prior to that, he was employed for three years at ING Barings as a Senior Associate within the emerging markets fixed income strategy group. Mr. Krieckhaus earned a MA in Economics from Columbia University (1997) and a BA in Anthropology and Classics from Reed College (1987). He holds Series 7 and 63 licenses.